UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2008

Item 1. Report to Stockholders.

ANNUAL REPORT

THE OSTERWEIS FUND
&
THE OSTERWEIS
STRATEGIC INCOME FUND

For the Year Ended
March 31, 2008

The Osterweis Fund

ANNUAL REPORT
For the year ended March 31, 2008

April 21, 2008

Dear Shareholder,

During the first quarter of 2008, The Osterweis Fund (the “Fund”) had a total return of -8.49%.  While clearly disappointing in absolute terms, our performance was better than that of the broader market indices such as the S&P 500 Index which was down -9.44%, the Russell 2000 which was off -9.90% and the NASDAQ which was down -13.88%.  As evidence of just how challenging stock markets were in the first quarter of this year, the S&P 500 has experienced larger percentage declines in only five other quarters in the past ten years.  Similarly, the Russell 2000 has seen only three other quarters in the past ten years with declines equal to or greater than those of the first quarter of this year.

The Fund’s annualized total returns for the one year, five year, ten year and since inception (October 1, 1993) periods ending March 31, 2008, are -8.98%, +12.81%, +10.50% and +12.43%, respectively.  This compares to -5.08%, +11.31%, +3.50% and +9.56% in the same periods for the S&P 500 Index; -13.00%, +14.90%, +4.96% and +8.56% in the same periods for the Russell 2000; and -5.12%, +11.93%, +2.70% and +8.26%* in the same periods for the NASDAQ.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 236-0050.  An investment should not be made solely on returns.  The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.  Performance periods shown above are greater than 30 days and do not reflect the redemption fee.  If the investment period were shorter than 30 days, performance would be lowered by the amount of the redemption fee.  The Fund’s total expense ratio was 1.52% as of March 31, 2007.

Year to date, the stock market has struggled to discount the impact of the ongoing credit crisis and related economic slowdown on the one hand and the forceful monetary and fiscal stimulus actions coming out of Washington on the other.  Our sense is that the U.S. economy is in recession today and the only questions are how deep the recession will be, how long it will last and how steep the following recovery will be.  The drop off in economic activity may not end up being severe by historical standards but odds appear high that the housing and construction markets, consumer spending and employment trends could all remain subdued for an extended period of time.  The only real bright spots of export, agricultural and general commodity growth are probably not large enough to propel the U.S. economy up into a recovery mode.  Corporate profits are likely to remain challenged in such a weak economic environment – all the more so if inflationary cost pressures persist.

Our approach to managing the portfolio remains defensive.  We have been in business for 25 years and understand that the capital markets will cycle back and forth between rewarding and difficult periods.  Having said that, we put a premium on not losing money and are disappointed we did not do a better job of protecting capital in the first quarter.  We continue to “high grade” the portfolio by moving out of companies that we feel will struggle to sustain growth and margins in the current challenging economic environment.  Taking their place are companies with strong balance sheets that we believe have the potential to generate growth in sales and margins, earnings and free cash flow even in a protracted period of economic weakness.

In summary, the major indices have just delivered their worst single quarter of performance since the third quarter of 2002, some five and a half years ago.  More pain may lie just ahead as we learn of the full extent of the damage caused by bad credit and the resulting deleveraging of our financial system.  However, our best guess is that sometime this year, the stock market will begin to shrug off the incremental pieces of bad news as old news and begin to discount an expected future recovery in economic growth and corporate profits.  In the meantime, we will keep on the lookout for exceptional investment opportunities that usually materialize in troubled times while, at the same time, seeking to preserve and protect capital.

With best regards,

John S. Osterweis & Team
Portfolio Managers

*
Since Inception (10/1/93-3/31/08) return for the NASDAQ is not a total return for the entire period.  It incorporates price-only returns that do not include the reinvestment of dividends from 10/1/93 through 12/31/96 and total returns thereafter.

This commentary contains the current opinions of the author as of the date above, which are subject to change at any time.  This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product.  Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility than large-cap companies.  The Fund may invest in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance.  The NASDAQ Composite Index is an unmanaged, market capitalization-weighted index that includes all domestic and international-based stocks listed on The NASDAQ Stock Market.  The Russell 2000 Index is an unmanaged index consisting of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.  These indices do not incur expenses and are not available for investment.

Must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

Free Cash Flow represents the cash that a company is able to generate after laying out the money required to maintain and expand the company’s asset base.  Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

The Osterweis Fund is distributed by Quasar Distributors, LLC.

The Osterweis Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE

The Osterweis Fund (the “Fund”) underperformed the S&P 500 Index (the “Index”) by 3.90% for the fiscal year ending March 31, 2008.  The Fund’s underperformance can be attributed predominantly to stock selection.

During the twelve month period ended March 31, 2008, stock selection in the Consumer Discretionary sector was the largest detractor from the Fund’s relative performance.  The Fund’s Consumer Discretionary holdings returned -42.51% versus the Index’s sector return of -17.68%, thereby detracting 4.74% from relative performance.  The Fund’s overweight allocation to this sector (second worst performing Index sector), also detracted 1.08% from relative performance.  RH Donnelley Corp., the Fund’s top detractor, was in this sector.  The Fund’s second largest detracting sector was Industrials, where stock selection detracted primarily 0.60% from relative performance.  The Energy and Materials sectors detracted modestly from relative performance.

The Fund’s greatest contributing sector to relative performance was Health Care, led by stock selection within this sector.  The Fund’s Health Care holdings returned +1.47% while the Index’s sector returned -6.18%, contributing 1.25% to relative performance. One of the Fund’s top five contributors, Charles River Laboratories, was in this sector.  The Fund’s second best contributing sector was Information Technology, where stock selection primarily contributed 1.60% to relative performance.  The Financials, Telecommunication Services, Consumer Staples, and Utilities sectors each contributed less than 1.00% to relative performance.

The Fund’s five largest detracting securities from performance were RH Donnelley, Rait Financial Trust, Omnicare Inc., Genworth Financial, and Calumet Specialty Products.  The Fund’s top five contributing securities to performance were Forest Oil, Verisign Inc., Charles River Laboratories, Visa Inc., and Nestle SA-Reg.

Past performance is not indicative of future results.  The relative performance attribution figures noted in the 2nd, and 3rd paragraphs were calculated based on the Fund’s equity holdings only.  Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please see pages 8 - 9 of this report for complete holdings information.

The Osterweis Fund

SECTOR ALLOCATION at March 31, 2008 (Unaudited)

*  Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six Months Ended March 31, 2008 (Unaudited)

As a shareholder of The Osterweis Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/07 – 3/31/08).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 30 days.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the

The Osterweis Fund

EXPENSE EXAMPLE For the Six Months Ended March 31, 2008 (Unaudited) (Continued)

Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/07	Value 3/31/08	10/1/07 – 3/31/08*
Actual	$1,000	$ 892	$5.63

Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$6.01

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.19% multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

The Osterweis Fund

The Osterweis Fund
Value of $10,000 vs S&P 500 Index

Average Annual Total Return
Year Ended March 31, 2008

1 Year	-8.98%
5 Year	12.81%
10 Year	10.50%
Since Inception (10/1/93)	12.43%

This chart illustrate the performance of a hypothetical $10,000 investment made on March 31, 1998 and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect the redemption of fees.

As of March 31, 2008, the one-year, five-year and ten-year total returns for the S&P 500 Index were -5.08%, 11.31% and 3.50%, respectively.  The average annual return since the Fund’s inception (10/1/93) for the S&P 500 Index was 9.56%.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance.  Returns include reinvested dividends.

The Osterweis Fund

SCHEDULE OF INVESTMENTS at March 31, 2008

Shares		Value

COMMON STOCKS: 80.1%

Beverages: 5.7%
213,150	Anheuser-Busch
	Companies, Inc.	$10,113,967
104,625	Diageo Plc - ADR	8,508,105
		18,622,072
Biotechnology: 2.9%
155,925	Charles River
	Laboratories,
	Inc.*	9,190,219

Capital Markets: 1.9%
591,400	Azimut
	Holding SpA[1]	6,134,254

Commercial Services & Supplies: 3.2%
204,337	Republic
	Services, Inc.	5,974,814
134,450	Waste
	Management, Inc.	4,512,142
		10,486,956
Computer Integrated Systems Design: 1.8%
602,750	Ness Technologies,
	Inc.*	5,720,098

Containers & Packaging: 4.3%
560,325	Crown
	Holdings, Inc.*	14,097,777

Diversified Telecommunication Services: 2.3%
198,975	AT&T, Inc.	7,620,742

Electric Utilities: 3.3%
207,825	ITC Holdings
	Corp.	10,819,370

Energy Equipment & Services: 2.0%
74,725	Schlumberger Ltd.	6,501,075

Food Products: 4.1%
26,610	Nestle SA1	13,296,962

Gas Utilities: 2.6%
358,982	Southern
	Union Co.	8,353,511

Health Care Equipment & Supplies: 2.1%
143,800	Medtronic, Inc.	6,955,606

Health Care Providers & Services: 3.3%
602,905	Healthsouth Corp.	10,725,680

Hotels, Restaurants & Leisure: 2.7%
179,425	Boyd
	Gaming Corp.	3,588,500
553,150	Carrols Restaurant
	Group, Inc.*	4,939,629
		8,528,129
Insurance: 1.6%
64,500	Prudential
	Financial, Inc.	5,047,125

Internet Software & Services: 7.5%
363,350	VeriSign, Inc.*	12,077,754
647,030	Websense, Inc.*	12,131,813
		24,209,567
IT Services: 5.6%
128,125	Fiserv, Inc.*	6,161,531
170,350	VeriFone
	Holdings, Inc.*	2,703,455
146,850	Visa, Inc.*	9,157,566
		18,022,552
Media: 5.4%
240,975	The McGraw-Hill
	Companies, Inc.	8,904,026
623,625	Time Warner, Inc.	8,743,223
		17,647,249
Oil & Gas: 4.2%
278,800	Forest Oil Corp.*	13,650,048

Pharmaceuticals: 6.2%
188,075	Johnson & Johnson	12,200,425
616,300	Valeant
	Pharmaceuticals
	International*	7,907,129
		20,107,554
Special Purpose Acquisition Corporations: 3.4%
1,124,350	Trian Acquisition
	Corp.*	11,131,065

Specialty Retail: 1.8%
4,803,100	Signet Group Plc[1]	5,886,269

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

SCHEDULE OF INVESTMENTS at March 31, 2008 (Continued)

Shares	Value

COMMON STOCKS: 80.1% (Continued)

Wireless Telecommunication Services: 2.2%
205,950	Crown Castle
International
Corp.*	$7,103,216
TOTAL COMMON STOCKS
(Cost $241,347,932)	259,857,096

PARTNERSHIPS AND TRUSTS: 8.0%
291,450	Calumet Specialty
Products Partners	6,849,075
312,475	Enterprise Products
Partners	9,280,508
430,850	Magellan
Midstream
Holdings	9,870,773
26,000,356
TOTAL PARTNERSHIPS AND TRUSTS
(Cost $31,420,228)	26,000,356

Principal
Amount

CORPORATE BONDS: 4.8%

Hotels, Restaurants & Leisure: 1.6%
$5,210,000	Mandalay Resort
Group, 9.500%,
08/01/2008	5,236,050

Motor Vehicle Parts & Accessories: 3.2%
10,000,000	Stoneridge, Inc.,
11.500%,
05/01/2012	10,350,000
TOTAL CORPORATE BONDS
(Cost $15,807,599)	15,586,050

Shares

SHORT-TERM INVESTMENT: 6.9%
22,315,027	Goldman Sachs
Financial Square -
Prime Obligations
Fund	$22,315,027
TOTAL SHORT-TERM INVESTMENT
(Cost $22,315,027)	22,315,027
TOTAL INVESTMENTS
IN SECURITIES: 99.8%
(Cost $310,890,786)	323,758,529
Other Assets in Excess
of Liabilities: 0.2%	721,841
TOTAL NET
ASSETS: 100.0%	$324,480,370

ADR - American Depository Receipt.
*	Non-income producing security.
[1]	Security denominated in a foreign currency.

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2008

ASSETS
Investments in securities, at value
(cost $310,890,786) (Note 2)	$323,758,529
Receivables:
Investment securities sold	7,624,956
Fund shares sold	267,128
Dividends and interest	1,122,642
Prepaid expenses	20,396
Total assets	332,793,651

LIABILITIES
Payables:
Investment securities purchased	7,880,097
Fund shares redeemed	55,424
Investment advisory fees	272,570
Administration fees	23,832
Custody fees	7,108
Fund accounting fees	12,429
Transfer agent fees	23,422
Chief compliance officer fees	670
Other accrued expenses	37,729
Total liabilities	8,313,281

NET ASSETS	$324,480,370

Net asset value, offering and redemption price per share
($324,480,370/13,203,212 , shares outstanding; unlimited
number of shares authorized without par value)	$24.58

COMPONENTS OF NET ASSETS
Paid-in capital	305,475,122
Undistributed net investment income	726,337
Accumulated net realized gain on investments	5,379,042
Net unrealized appreciation on investments	12,867,743
Net unrealized appreciation of foreign currency,
and translation of other assets and liabilities
in foreign currency	32,126
Net assets	$324,480,370

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

STATEMENT OF OPERATIONS For the Year Ended March 31, 2008

INVESTMENT INCOME
Dividends (net of $79,582 foreign withholding tax)	$5,666,069
Interest	2,304,056
Total investment income	7,970,125

EXPENSES (Note 3)
Investment advisory fees	3,561,277
Administration fees	288,067
Transfer agent fees	127,465
Fund accounting fees	75,185
Custody fees	42,494
Audit fees	21,700
Registration fees	15,836
Trustee fees	15,576
Reports to shareholders	14,236
Miscellaneous expense	10,853
Legal fees	10,043
Insurance expense	5,434
Chief compliance officer fees	3,782
Total expenses	4,191,948
Net investment income	3,778,177

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
Net realized gain on investments	7,543,355
Change in net unrealized appreciation on
investments and foreign currency	(45,151,427)
Net realized and unrealized loss on
investments and foreign currency	(37,608,072)
Net decrease in net assets
resulting from operations	$(33,829,895)

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2008	March 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$3,778,177	$3,198,102
Net realized gain on investments
and foreign currency	7,543,355	23,493,108
Capital gain distributions from
regulated investment company	—	92,131
Change in net unrealized
appreciation (depreciation) on
investments and foreign currency	(45,151,427)	9,044,804
Net increase (decrease) in net assets
resulting from operations	(33,829,895)	35,828,145

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(4,171,598)	(2,126,724)
From net realized gain	(6,871,425)	(23,695,780)
Total distributions to shareholders	(11,043,023)	(25,822,504)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets
derived from net change
in outstanding shares (a)(b)	44,817,370	38,767,450
Total increase (decrease)
in net assets	(55,548)	48,773,091

NET ASSETS
Beginning of year	324,535,918	275,762,827
End of year	$324,480,370	$324,535,918
Undistributed net investment income	$726,337	$1,121,368

(a)   Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2008		March 31, 2007
	Shares	Value	Shares	Value
Shares sold	3,785,083	$105,461,079	3,032,333	$81,587,186
Shares issued
in reinvestment
of distributions	317,982	8,528,281	763,810	20,393,714
Shares redeemed (b)	(2,543,919)	(69,171,990)	(2,354,636)	(63,213,450)
Net increase	1,559,146	$44,817,370	1,441,507	$38,767,450

(b)   Net of redemption fees of $4,854 and $169, respectively.

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,

	2008	2007	2006	2005	2004
Net asset value,
beginning of year	$27.87	$27.03	$25.17	$23.65	$16.90

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.28	0.30	0.19	0.20	0.17
Net realized and unrealized
gain (loss) on investments	(2.71)	2.96	3.00	2.60	6.81
Total from
investment operations	(2.43)	3.26	3.19	2.80	6.98

LESS DISTRIBUTIONS:
From net investment income	(0.32)	(0.20)	(0.15)	(0.34)	(0.23)
From net realized gain	(0.54)	(2.22)	(1.18)	(0.94)	—
Total distributions	(0.86)	(2.42)	(1.33)	(1.28)	(0.23)
Paid-in capital from
redemption fees (Note 2)	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *
Net asset value, end of year	$24.58	$27.87	$27.03	$25.17	$23.65

Total return	(8.98)%	12.44%	12.85%	11.90%	41.39%

RATIO/SUPPLEMENTAL DATA:
Net assets,
end of year (millions)	$324.5	$324.5	$275.8	$169.9	$125.3

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.18%	1.21%	1.26%	1.32%	1.36%
After fees waived and
expenses absorbed	1.18%	1.21%	1.26%	1.32%	1.36%

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.05%	1.10%	0.79%	0.89%	1.08%
After fees waived and
expenses absorbed	1.05%	1.10%	0.79%	0.89%	1.08%
Portfolio turnover rate	56%	50%	30%	38%	58%

*  Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

ANNUAL REPORT
For the year ended March 31, 2008

April 17, 2008

Dear Shareholder,

During the first quarter of 2008, The Osterweis Strategic Income Fund (the “Fund”) had a total return of +0.66%, compared to +2.17% for the Lehman Aggregate Bond Index (the “Lehman”) and +2.50% for the Merrill Lynch U.S. Corporate & Government Master Index (the “Merrill”).  The Fund’s annualized total returns for the one year, five year, and since inception (August 30, 2002) periods ending March 31, 2008, were +1.73%, +7.34%, and +7.84%, respectively, compared in the same periods to +7.67%, +4.58%, and +4.95% for the Lehman and +8.34%, +4.63%, and +5.13% for the Merrill.  As of March 31, 2008, the Fund’s 30-day SEC yield was 5.52%.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.  An investment should not be made solely on the basis of returns.  The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.  Performance periods shown above are greater than 30 days and do not reflect the redemption fee.  If the investment period were shorter than 30 days, performance would be lowered by the amount of the redemption fee.  The Fund’s total expense ratio was 1.81% as of March 31, 2007.

Easy lending practices, securitization of all types of mortgages, and leveraged buying of structured financial instruments based on high risk mortgages came together to create the current credit crisis and financial system instability.  The Fed, for its part, has stepped in to try to restore the credit markets and prevent further unraveling of the system by making new lending facilities available, relaxing lending collateral requirements and even exchanging Treasury securities for mortgage backed debt.  We believe the effect has been positive, but think the Fed could go further to minimize the downturn by purchasing foreclosed real estate from the banks.  That said, we do worry about the amount of liquidity that is being pumped into the system, essentially creating free short-term money.  At this time, how successful the Fed’s efforts will be at lessening the impact of the Wall Street crisis on Main Street remains to be seen.

From an investment standpoint, we have been focused on capital preservation during the recent volatile market environment.  With hindsight being 20-20, we should have had a larger exposure to Treasuries over the last six to nine months.  However, inflation concerns, forced short covering in Treasuries, and the en-masse flight to quality left us with the opinion that Treasuries were overvalued at every assessment.  Had the Fed decided excess liquidity concerns were once again of primary importance, a large exposure to Treasuries could have had a negative impact.  Thus, we decided to remain defensive and seek to preserve capital.  We are beginning to see yields on two to three year bonds in higher quality, non-investment grade companies reach 9-10%, and are beginning to add some of this paper.  The next large allocation shift will probably be into longer dated high yield paper.  We are carefully watching for opportunities to begin this move.  We are also keeping ample liquidity in the form of short-term paper and cash so that we may take advantage of opportunities as they present themselves.  In the past, the fallout from forced selling due to deleveraging has caused the baby to be thrown out with the bath water.  Looking forward, we hope to be positioned to catch as many of these babies as possible.

We thank you for your continued support and look forward to more stable markets.

Sincerely,

Carl P. Kaufman	Simon T. Lee
Portfolio Manager	Assistant Portfolio Manager

This commentary contains the current opinions of the authors as of the date above, which are subject to change at any time.  This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product.  Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

The Fund may invest in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods.  The Fund may invest in smaller companies which involve additional risk such as limited liquidity and greater volatility.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.  The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund’s share price may be more influenced by fluctuations in an individual holding’s value than a diversified fund.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. For complete Fund holdings, please see pages 21-23.

The Fund’s investment performance reflects reimbursement of expenses previously waived.  Please refer to the prospectus for further details.

The Lehman Aggregate Bond Index and the Merrill Lynch U.S. Corporate & Government Master Index are unmanaged indices which are regarded as standards for measuring the U.S. bond market in general, and are provided for comparison purposes.  These indices do not incur expenses and are not available for investment.

Must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

The Osterweis Strategic Income Fund is distributed by Quasar Distributors, LLC.

The Osterweis Strategic Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended March 31, 2008, The Osterweis Strategic Income Fund (the “Fund”) had a total return of +1.73%, underperforming the Lehman Aggregate Bond Index (the “Lehman”) and the Merrill Lynch U.S. Corporate & Government Master Index (the “Merrill”), which had total returns of +7.67% and +8.34% for the same period, respectively.  The remainder of this discussion will compare the Fund against the Merrill, as constituent data is not available for the Lehman.

The Fund’s shorter duration detracted -3.56% from relative performance, as the yield curve declined.  This detraction was eased however, as shorter term yields declined more than longer term yields.  Over the period, the Fund had an average duration of 1.54 years, while the Merrill had an average duration of 5.16 years.  The Fund’s underexposure to term spread detracted -3.00% from relative performance particularly in maturities greater than 7 years.  The Fund held approximately 26% in these maturities, while the Merrill held 40%.  The Fund’s lower average quality rating also detracted from relative performance.  The Fund’s average quality was Ba2 while the Merrill’s average quality was Aa1.  This difference detracted -2.20% from relative performance, as returns on lower quality ratings lagged that of investment grade issues, on average.  On the positive side, the Fund’s investments in higher yielding securities contributed +4.33% to relative performance.  During the period, average current yield was 6.68% for the Fund vs. 5.26% for the Merrill; and average yield to maturity was 7.16% for the Fund vs. 4.85% for the Merrill.

The Fund’s top five contributors to performance were U.S. Treasury 4.75% 8/15/17, Champion Enterprises Inc 7.625% 5/15/09, Meristar Hospitality Corporation 9.50% 4/1/10, Stoneridge Inc 11.50% 5/1/12, and U.S. Treasury 4.25% 11/15/14.  The Fund’s largest five detractors from performance during the period were Omnicare Capital Trust II 4.00% (preferred equity), Unifi Inc 11.50% 5/15/14, Rait Financial Trust 144A 6.875% 4/15/27, Lithia Motors Inc 2.875% 5/1/14, and The Restaurant Company 10.00% 10/1/13.

Past performance is not indicative of future results.  The relative performance attribution figures noted in the above paragraphs were calculated based on the Fund’s fixed income holdings and cash.  Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please see pages 21-23 of this report for complete holdings information.

The Osterweis Strategic Income Fund

PORTFOLIO ALLOCATION at March 31, 2008 (Unaudited)

* Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six Months Ended March 31, 2008 (Unaudited)

As a shareholder of The Osterweis Strategic Income Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees and (2) ongoing costs, including investment advisory fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/07 – 3/31/08).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 30 days.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the

The Osterweis Strategic Income Fund

EXPENSE EXAMPLE For the Six Months Ended March 31, 2008 (Unaudited) (Continued)

Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/07	Value 3/31/08	10/1/07 – 3/31/08*
Actual	$1,000	$1,014	$6.44

Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$6.46

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.28% multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

The Osterweis Strategic Income Fund

The Osterweis Strategic Income Fund
Value of $10,000 vs Lehman Aggregate Bond Index

Average Annual Total Return
Year Ended March 31, 2008

1 Year	1.73%
3 Year	5.62%
5 Year	7.34%
Since Inception (8/30/02)	7.84%

This chart illustrate the performance of a hypothetical $10,000 investment made on the Fund’s inception and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect the redemption of fees.

As of March 31, 2008, the one-year, three-year and five-year total returns for the Lehman Aggregate Bond Index were 7.67%,  5.48% and 4.58%, respectively.  The average annual return since the Fund’s inception (8/30/02) for the Lehman Aggregate Bond Index was 4.95%.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Lehman Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupons, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2008

Principal
Amount		Value

BONDS: 86.1%

CONVERTIBLE BONDS: 33.5%

Airlines: 4.1%
	Jetblue Airways
	Corp., 3.500%,
$6,850,000	07/15/2033	$6,713,000

Biotechnology: 3.0%
	QLT, Inc., 3.000%,
5,025,000	09/15/2023	4,798,875

Communications: 2.2%
	LIN TV Corp.,
	2.500%,
3,500,000	05/15/2033	3,460,625

Communications Equipment: 3.8%
	Nortel Networks
	Corp., 4.250%,
6,200,000	09/01/2008	6,153,500

Computers & Peripherals: 4.0%
	Adaptec, Inc.,
	0.750%,
3,225,000	12/22/2023	3,128,250
	Electronics for
	Imaging, Inc.,
	1.500%,
3,350,000	06/01/2023	3,320,687
		6,448,937
Internet & Catalog Retail: 1.4%
	Collegiate Pacific,
	Inc., 5.750%,
2,128,000	12/01/2009	2,064,160

Machinery: 3.9%
	Wabash National
	Corp., 3.250%,
6,312,000	08/01/2008	6,304,110

Media: 0.4%
	Sinclair Broadcast
	Group, Inc.,
	6.000%,
800,000	09/15/2012	714,000

Pharmaceuticals: 1.2%
	Medicis
	Pharmaceutical
	Corp., 1.500%,
2,000,000	06/04/2023	1,990,000

Real Estate Investment Trusts: 3.8%
	Meristar Hospitality
	Operating
	Partnerships,
	9.500%,
5,995,000	04/01/2010	6,153,868

Semiconductor & Semiconductor Equipment: 0.6%
	Credence Systems
	Corp., 1.500%,
1,000,000	05/15/2008	992,500

Software: 2.3%
	Fair Isaac Corp.,
	1.500%,
800,000	08/15/2023	787,000
	Mentor Graphics
	Corp., 4.795%,
2,977,000	08/06/2023[1]	3,014,212
		3,801,212
Specialty Retail: 2.8%
	Lithia Motors,
	Inc., 2.875%,
5,513,000	05/01/2014	4,596,464

TOTAL CONVERTIBLE BONDS
(Cost $54,227,257)		54,191,251

CORPORATE BONDS: 52.6%

Apparel Manufacturing: 0.7%
	Jones Apparel
	Group, Inc.,
	4.250%,
1,250,000	11/15/2009	1,190,625

Automotive: 2.2%
	General Motors
	Nova Scotia
	Finance Co.,
3,625,000	6.850%,
	10/15/2008	3,561,562

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2008 (Continued)

Principal
Amount		Value

CORPORATE BONDS: 52.6% (Continued)

Banks: 1.1%
	Emigrant Capital
	Trust, 6.377%,
$1,750,000	04/14/2034[1]	$1,752,123

Chemicals & Allied Products: 3.2%
	Nova Chemicals
	Corp., 7.250%,
5,150,000	08/15/2028	5,150,000

Consumer Finance: 1.6%
	Discover Financial
	Services, 3.431%,
3,000,000	06/11/2010[1]	2,535,078

Containers & Packaging: 4.2%
	Owens-Illinois,
	Inc., 7.350%,
6,850,000	05/15/2008	6,875,688

Food Manufacturing: 3.2%
	Dean Foods Co.,
	6.625%,
5,110,000	05/15/2009	5,122,775

Forest Products & Paper: 0.5%
	The Newark Group,
	Inc., 9.750%,
965,000	03/15/2014	776,825

Health Care Equipment & Supplies: 0.3%
	Bausch & Lomb,
	Inc., 5.900%,
500,000	08/01/2008	500,000

Health Care Providers & Services: 0.6%
	Healthsouth Corp.,
	10.750%,
900,000	10/01/2008[2]	905,388

Hotels, Restaurants & Leisure: 4.4%
	Mandalay Resort
	Group, 9.500%,
3,675,000	08/01/2008	3,693,375
	Real Mex
	Restaurants, Inc.,
	10.000%,
3,750,000	04/01/2010	3,468,750
		7,162,125
Household Durables: 2.5%
	KB Home, 8.625%,
4,000,000	12/15/2008	4,030,000

Insurance: 3.5%
	Presidential Life
	Corp., 7.875%,
5,610,000	02/15/2009	5,631,038

Media: 3.1%
	Interpublic Group
	of Companies,
	Inc., 5.400%,
5,300,000	11/15/2009	5,088,000

Medical Equipment Rental & Leasing: 1.4%
	Universal Hospital
	Services, Inc.,
	10.125%,
2,200,000	11/01/2011	2,318,851

Motor Vehicle Parts & Accessories: 4.4%
	Stoneridge, Inc.,
	11.500%,
6,860,000	05/01/2012	7,100,100

Multiline Retail: 0.8%
	Dillards, Inc.,
	6.625%,
1,340,000	11/15/2008	1,343,350

Multi-Utilities: 0.5%
	Centerpoint Energy,
	Inc., 5.875%,
800,000	06/01/2008	801,251

Oil, Gas & Consumable Fuels: 2.0%
	Forest Oil Corp.,
	8.000%,
3,250,000	06/15/2008	3,278,437

Primary Metal Industries: 1.9%
	Blaze Recycling &
	Metals LLC,
	10.875%,
1,000,000	07/15/2012	885,000
	Coleman Cable,
	Inc., 9.875%,
2,575,000	10/01/2012	2,150,125
		3,035,125

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2008 (Continued)

Principal
Amount	Value

CORPORATE BONDS: 52.6% (Continued)

Publishing Industries: 2.9%
Dex Media West,
LLC, 8.500%,
$4,750,000	08/15/2010	$4,643,125

Retail: 2.0%
Harry & David
Operations,
10.360%,
3,875,000	03/01/2012[1]	3,274,375

Road & Rail: 2.9%
Hertz Corp.,
7.400%,
1,646,000	03/01/2011	1,565,757
Roadway Corp.,
8.250%,
3,200,000	12/01/2008	3,136,000
4,701,757
Software: 1.5%
Pegasus Gaming
Corp., 10.500%,
3,000,000	04/15/2015	2,415,000

Telecommunication: 1.2%
Sprint Capital
Corp., 6.125%,
2,000,000	11/15/2008	1,985,294
TOTAL CORPORATE BONDS
(Cost $87,315,585)	85,177,892
TOTAL BONDS
(Cost $141,542,842)	139,369,143

U.S. TREASURY OBLIGATION: 3.4%
United States
Treasury Note,
4.750%,
5,000,000	08/15/2017	5,533,595
TOTAL U.S. TREASURY OBLIGATION
(Cost $5,058,008)	5,533,595

Shares

SHORT-TERM INVESTMENT: 9.6%
15,577,082	Goldman Sachs
Financial Square:
Prime Obligations
Fund	15,577,082
TOTAL SHORT-TERM INVESTMENT
(Cost $15,577,082)	15,577,082
TOTAL INVESTMENTS
IN SECURITIES: 99.1%
(Cost $162,177,932)	160,479,820
Other Assets in Excess
of Liabilities: 0.9%	1,396,894
TOTAL NET
ASSETS: 100.0%	$161,876,714

[1]	Variable rate security; rate shown is the rate in effect on March 31, 2008.
[2]	Securities are fair valued under the supervision of the Board of Trustees (see Note 2.)

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2008

ASSETS
Investments in securities, at value
(cost $162,177,932) (Note 2)	$160,479,820
Receivables:
Fund shares sold	66,204
Dividends and interest	2,830,414
Prepaid expenses	22,518
Total assets	163,398,956

LIABILITIES
Payables:
Investment securities purchased	1,210,990
Fund shares redeemed	110,567
Investment advisory fees	136,750
Administration fees	16,155
Custody fees	3,071
Fund accounting fees	8,481
Transfer agent fees	14,015
Chief compliance officer fees	670
Other accrued expenses	21,543
Total liabilities	1,522,242

NET ASSETS	$161,876,714

Net asset value, offering and redemption price per share
($161,876,714/15,014,380, shares outstanding; unlimited
number of shares authorized without par value)	$10.78

COMPONENTS OF NET ASSETS
Paid-in capital	$165,992,573
Undistributed net investment income	89,614
Accumulated net realized loss on investments	(2,507,361)
Net unrealized depreciation on investments	(1,698,112)
Net assets	$161,876,714

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

STATEMENT OF OPERATIONS For the Year Ended March 31, 2008

INVESTMENT INCOME
Dividends	$202,370
Interest	9,732,262
Total investment income	9,934,632

EXPENSES (Note 3)
Investment advisory fees	1,482,864
Administration fees	181,101
Transfer agent fees	76,012
Fund accounting fees	53,380
Registration fees	21,988
Custody fees	21,511
Audit fees	18,000
Reports to shareholders	10,236
Trustee fees	9,041
Legal fees	8,351
Miscellaneous expense	5,433
Chief compliance officer fees	3,782
Insurance expense	2,697
Total expenses	1,894,396
Net investment income	8,040,236

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(2,507,361)
Change in net unrealized depreciation on investments	(3,237,468)
Net realized and unrealized loss on investments	(5,744,829)
Net increase in net assets
resulting from operations	$2,295,407

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2008	March 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$8,040,236	$4,078,752
Net realized gain (loss)
on investments	(2,507,361)	1,055,550
Capital gain distributions from
regulated investment company	—	29,825
Change in net unrealized appreciation
(depreciation) on investments	(3,237,468)	1,440,804
Net increase in net assets
resulting from operations	2,295,407	6,604,931

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(8,006,042)	(4,085,012)
From net realized gain	(960,476)	(163,461)
Total distributions to shareholders	(8,966,518)	(4,248,473)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets
derived from net change
in outstanding shares (a)(b)	48,755,681	63,614,623
Total increase in net assets	42,084,570	65,971,081

NET ASSETS
Beginning of year	119,792,144	53,821,063
End of year	$161,876,714	$119,792,144
Undistributed net investment income	$89,614	$55,603

(a)   Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2008		March 31, 2007
	Shares	Value	Shares	Value
Shares sold	7,661,444	$85,483,639	5,793,063	$64,597,398
Shares issued
in reinvestment
of distributions	779,351	8,521,088	368,112	4,077,224
Shares redeemed (b)	(4,084,653)	(45,249,046)	(454,913)	(5,059,999)
Net increase	4,356,142	$48,755,681	5,706,262	$63,614,623

(b)   Net of redemption fees of $27,309 and $510, respectively.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,

	2008	2007	2006	2005	2004
Net asset value,
beginning of year	$11.24	$10.87	$11.07	$11.30	$10.43

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.58	0.56	0.63	0.51	0.59
Net realized and unrealized
gain (loss) on investments	(0.39)	0.39	0.04	(0.05)	1.05
Total from
investment operations	0.19	0.95	0.67	0.46	1.64

LESS DISTRIBUTIONS:
From net investment income	(0.58)	(0.56)	(0.74)	(0.51)	(0.59)
From net realized gain	(0.07)	(0.02)	(0.13)	(0.18)	(0.18)
Total distributions	(0.65)	(0.58)	(0.87)	(0.69)	(0.77)
Paid-in capital from
redemption fees (Note 2)	0.00 *	0.00 *	0.00 *	0.00 *	—
Net asset value, end of year	$10.78	$11.24	$10.87	$11.07	$11.30

Total return	1.73%	8.95%	6.29%	4.11%	16.16%

RATIO/SUPPLEMENTAL DATA:
Net assets,
end of year (millions)	$161.9	$119.8	$53.8	$61.6	$44.3

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.28%	1.41%	1.47%	1.48%	1.60%
After fees absorbed
or recouped	1.28%	1.46%	1.50%	1.50%	1.50%

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	5.42%	5.51%	5.51%	4.69%	5.58%
After fees absorbed
or recouped	5.42%	5.46%	5.48%	4.67%	5.68%
Portfolio turnover rate	105%	100%	87%	77%	75%

*   Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2008

NOTE 1 - ORGANIZATION

The Osterweis Fund and The Osterweis Strategic Income Fund (the “Funds”) are diversified and non-diversified series, respectively, of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The Osterweis Fund and The Osterweis Strategic Income Fund commenced operations on October 1, 1993 and August 30, 2002, respectively.

The investment objective of The Osterweis Fund is to attain long-term total returns by investing primarily in equity securities.  The investment objective of The Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”),  and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2008 (Continued)

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of March 31, 2008, the Osterweis Strategic Income Fund held fair valued securities with a market value of $905,388 or 0.6% of total net assets of the Fund.

B.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading.  The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.  The Funds include foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency.  The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments and foreign currency.

C.
Federal Income Taxes. Each Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2008 (Continued)

dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

For the period ended March 31, 2008, the Osterweis Strategic Income Fund has capital loss carryforwards in the amount of $504,979 which expire on March 31, 2016.

As of March 31, 2008, The Osterweis Strategic Income Fund had a post-October currency loss deferral of $2,002,382 which will be recognized in the following year.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for The Osterweis Fund normally are declared and paid on an annual basis.  Distributions to shareholders from net investment income for The Osterweis Strategic Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.	Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2008 (Continued)

Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.  The Funds charge a 2.00% redemption fee on shares held less than 30 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  Both Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

I.
New Accounting Pronouncements.  Effective March 31, 2008, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.”  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Funds include Federal and the state of Massachusetts.  As of March 31, 2008, open Federal and Massachusetts tax years include the tax years ended March 31, 2005 through March 31, 2008.  The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2008 (Continued)

Funds’ financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year-end March 31, 2008.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurements” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Funds believe the adoption of SFAS 157 will have no material impact on its financial statements.

J.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended March 31, 2008, The Osterweis Fund increased accumulated net realized gain on investments and foreign currency by $1,610 and decreased undistributed net investment income by $1,610. For the year ended March 31, 2008, The Osterweis Strategic Income Fund decreased accumulated net realized loss on investments by $183 and decreased undistributed net investment income by $183.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (the “Advisers”) provide the Osterweis Fund and Osterweis Strategic Income Fund, respectively, with investment management services under separate Investment Advisory Agreements (the “Agreements”).  Under the Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by the Funds.  As compensation for their services, the Advisers are entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each Fund.  For the year ended March 31, 2008, The Osterweis Fund and The Osterweis Strategic Income Fund incurred $3,561,277 and $1,482,864, respectively, in advisory fees.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2008 (Continued)

The Adviser has contractually agreed to limit The Osterweis Strategic Income Fund’s expenses by reducing all or a portion of its fees and reimbursing the Fund’s expenses so that its ratio of expenses to average net assets will not exceed 1.50%.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  The Adviser is permitted to seek reimbursement from The Osterweis Strategic Income Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment.  For the fiscal year ended March 31, 2008, no fees were waived or recouped.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

First $50 million	0.15% of average daily net assets
Next $50 million	0.12% of average daily net assets
Next $50 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets
$30,000 minimum

For the year ended March 31, 2008, The Osterweis Fund and The Osterweis Strategic Income Fund incurred administration fees of $288,067 and $181,101, respectively.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For the year ended March 31, 2008, The Osterweis Fund and The Osterweis Strategic Income Fund were each allocated $3,782 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.  U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”).  Both the Distributor and Custodian are affiliates of the Administrator.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2008 (Continued)

NOTE 4 - PURCHASES AND SALES OF SECURITIES

Investment transactions for the year ended March 31, 2008 were as follows:

	Securities other than
	U.S. Government and		U.S. Government
	Short-term Investments		Securities
	Purchases	Sales	Purchases	Sales
The Osterweis Fund	$226,839,839	$180,603,785	$—	$—
The Osterweis
Strategic
Income Fund	$106,157,235	$97,256,010	$41,115,626	$27,475,796

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2008 and 2007 for the Funds were as follows:

The Osterweis Fund
	2008	2007
Distributions paid from:
Ordinary income	$4,625,340	$3,575,106
Long-term capital gain*	$6,417,683	$22,247,398

The Osterweis Strategic Income Fund
	2008	2007
Distributions paid from:
Ordinary income	$8,694,665	$4,174,158
Long-term capital gain*	$271,853	$74,315

Distribution classification may differ from the statement of changes in net assets as a result of the treatment of short term capital gains as ordinary income for tax purposes.

*	Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2008 (Continued)

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Osterweis	Osterweis Strategic
	Fund	Income Fund
Cost of investments	$310,890,786	$162,724,304
Gross tax unrealized appreciation
on investments	43,683,822	1,270,876
Gross tax unrealized depreciation
on investments	(30,816,079)	(3,515,360)
Net tax unrealized
appreciation/(depreciation)	12,867,743	(2,244,484)
Undistributed ordinary income	726,337	635,986
Undistributed long-term capital gain	5,379,042	—
Total distributable earnings	6,105,379	635,986
Other accumulated gains/(losses)	32,126	(2,507,361)
Total accumulated earnings/(losses)	$19,005,248	$(4,115,859)

For the Osterweis Strategic Income Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to the timing differences on contingent preferred debt instruments.

For the Osterweis Fund, there is no difference between book basis and tax basis unrealized appreciation.

The Osterweis Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
The Osterweis Funds and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of The Osterweis Fund and The Osterweis Strategic Income Fund, each a series of shares of Professionally Managed Portfolios, including the schedule of investments, as of March 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of March 31, 2008 by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Osterweis Fund and The Osterweis Strategic Income Fund as of March 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 28, 2008

The Osterweis Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Number of
Portfolios
		Term of Office		in Fund
Name,	Position	and Length	Principal	Complex(2)	Other
Address	with the	of Time	Occupation During	Overseen	Directorships
and Age	Trust(1)	Served	Past Five Years	by Trustees	Held

Dorothy A. Berry	Chairman	Indefinite	President, Talon	2	Trustee,
(born 1943)	and	Term	Industries, Inc.		Allegiant
2020 E. Financial Way	Trustee	Since	(administrative,		Funds.
Suite 100		May 1991.	management and
Glendora, CA 91741			business consulting);
formerly, Executive Vice
President and Chief
Operating Officer,
Integrated Asset
Management (investment
advisor and manager) and
formerly, President, Value
Line, Inc. (investment
advisory and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	2	The Dana
(born 1939)		Term	formerly, Chief Executive		Foundation;
2020 E. Financial Way		Since	Officer, Rockefeller Trust		The
Suite 100		May 1991.	Co., (prior thereto Senior		University of
Glendora, CA 91741			Vice President), and		Virginia Law
			Managing Director,		School
			Rockefeller & Co.		Foundation.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

Carl A. Froebel	Trustee	Indefinite	Owner, Golf Adventures,	2	None.
(born 1938)		Term	LLC, (Vacation Services);
2020 E. Financial Way		Since	formerly, President and
Suite 100		May 1991.	Founder, National Investor
Glendora, CA 91741			Data Services, Inc.
(investment related
computer software).

Steven J. Paggioli	Trustee	Indefinite	Consultant, since July	2	Trustee,
(born 1950)		Term	2001; formerly, Executive		Managers
2020 E. Financial Way		Since	Vice President, Investment		Funds;
Suite 100		May 1991.	Company Administration,		Trustee,
Glendora, CA 91741			LLC (“ICA”) (mutual		Managers
			fund administrator).		AMG Funds.

The Osterweis Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of Office		in Fund
Name,	Position	and Length	Principal	Complex(2)	Other
Address	with the	of Time	Occupation During	Overseen	Directorships
and Age	Trust(1)	Served	Past Five Years	by Trustees	Held

Robert M. Slotky	President	Indefinite	Vice President, U.S.	Not	Not
(born 1947)		Term Since	Bancorp Fund	Applicable.	Applicable.
2020 E. Financial Way		Aug. 2002.	Services, LLC, since
Suite 100	Chief	Indefinite	July 2001.
Glendora, CA 91741	Compliance	Term; Since
	Officer	Sept. 2004.
	Anti-	Indefinite
	Money	Term; Since
	Laundering	December
	Officer	2005.

Eric W. Falkeis	Treasurer	Indefinite	Chief Financial	Not	Not
(born 1973)		Term;	Officer, U.S. Bancorp	Applicable.	Applicable.
615 East Michigan St.		Since	Fund Services, LLC,
Milwaukee, WI 53202		August	since April 2006; Vice
		2002.	President, U.S. Bancorp
Fund Services, LLC
since 1997; formerly,
Chief Financial Officer,
Quasar Distributors,
LLC (2000-2003).

Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable
2020 E. Financial Way		Since	Officer, U.S. Bancorp
Suite 100		February	Fund Services, LLC,
Glendora, CA 91741		2008.	since July 2007; formerly,
Vice President and Senior
Counsel, Wells Fargo
Funds Management, LLC
(2004-2007), formerly,
Vice President and Legal
Compliance Officer, U.S.
Bancorp Fund Services,
LLC (1998-2004).

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to The Osterweis Fund and The Osterweis Strategic Income Fund.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

The Osterweis Funds

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended March 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Osterweis Fund	96.01%
Strategic Income	2.43%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2008, was as follows:

Osterweis Fund	89.14%
Strategic Income	2.09%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited).

Osterweis Fund	9.81%
Strategic Income	7.92%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the polices and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 236-0050 or by accessing the Funds’ website at www.osterweis.com or the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the twelve months ending June 30 is available by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ From N-Q is available without charge, upon request, by calling toll-free at (866) 236-0050.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ schedules of portfolio holdings are posted on their website at www.osterweis.com within ten business days after calendar quarter end.

(This Page Intentionally Left Blank.)

Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA  94111

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY  10022

Symbol
The Osterweis Fund – OSTFX
The Osterweis Strategic Income Fund – OSTIX

CUSIP
The Osterweis Fund – 742935406
The Osterweis Strategic Income Fund – 742935489

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

The Osterweis Fund

	FYE 3/31/2008	FYE 3/31/2007
Audit Fees	$19,500	$18,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,000
All Other Fees	N/A	N/A

The Osterweis Strategic Income Fund

	FYE 3/31/2008	FYE 3/31/2007
Audit Fees	$16,500	$15,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The Osterweis Fund

Non-Audit Related Fees	FYE 3/31/2008	FYE 3/31/2007
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The Osterweis Strategic Income Fund

Non-Audit Related Fees	FYE 3/31/2008	FYE 3/31/2007
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)   /s/Robert M. Slotky
                                             Robert M. Slotky, President

Date  June 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/Robert M. Slotky
                                             Robert M. Slotky, President

Date  June 5, 2008

By (Signature and Title)   /s/Eric W. Falkeis
                                             Eric W. Falkeis, Treasurer

Date  June 9, 2008

* Print the name and title of each signing officer under his or her signature.